Exhibit 10.70
STOCK PLEDGE AGREEMENT
     This Stock Pledge Agreement (this “Agreement”) is made effective as of the 31st day of December, 2008 (the “Effective Date”) by and between Steven M. Mariano (“Mariano”), Steven M. Mariano Revocable Trust (“Mariano Trust”), Patriot Risk Management, Inc. (formerly known as SunCoast Holdings, Inc.), a Delaware corporation (“PRM”), PRS Group, Inc. (formerly known as Patriot Risk Management, Inc.), a Delaware corporation (“PRS Group”), and Guarantee Insurance Group, Inc. (formerly known as Brandywine Insurance Holdings, Inc.), a Delaware corporation (“GIGI” and, together with Mariano, Mariano Trust, PRM, PRS Group, GIGI and Mariano, “Pledgors”), and Ullico Inc., a Maryland corporation (“Pledgee”).
RECITALS
     A. Mariano, individually, owns shares of capital stock of PRM as of the date hereof representing 1.7% of the voting control of PRM and owns options to purchase additional shares of the issued and outstanding capital stock of PRM in the future (all such currently-owned capital stock and capital stock which may be acquired by Mariano in the future, collectively, the “Mariano PRM Shares”).
     B. Mariano Trust, which is controlled by Mariano, owns shares of capital stock of PRM representing 87.74% of the voting control of PRM as of the date hereof (all such currently-owned capital stock and capital stock which may be acquired by Mariano Trust in the future, collectively, the “Mariano Trust PRM Shares”). Mariano possesses sole dispositive and voting control over the Mariano Trust PRM Shares.
     C. PRM owns 100% of the issued and outstanding capital stock of PRS Group (the “PRS Shares”) and 100% of the issued and outstanding capital stock of GIGI (the “GIGI Shares”).
     D. PRS Group owns 100% of the issued and outstanding capital stock of Patriot Risk Services, Inc., a Delaware corporation (“Patriot RS”).
     E. GIGI owns 100% of the issued and outstanding capital stock of Guarantee Insurance Company, a Florida domiciled insurance company (“GIC”) (the “GIC Shares” and, together with the Mariano PRM Shares, Mariano Trust PRM Shares, PRS Shares, GIGI Shares, Patriot RS Shares, and GIC Shares, the “Shares”).
     F. Pledgee has agreed to make a loan to PRM, PRS Group, GIGI, Patriot RS, Patriot Risk Management of Florida, Inc., a Delaware corporation, and SunCoast Capital, Inc., a Delaware corporation (collectively, “Borrowers”) (the “Loan”), pursuant to that certain promissory note (the “Note”) of even date herewith made payable by Borrowers to Pledgee in the principal amount of $5,450,000 and the related loan documents. The Note, together with this Agreement and all other loan agreements, security agreements, guaranties, pledge agreements and all other documents and instruments that evidence and/or secure the Loan are referred to herein as the “Loan Documents.”

     G. Pledgors agreed to pledge the Pledged Shares (as defined below) to Pledgee to secure Borrowers’ obligations under the Loan Documents.
TERMS AND CONDITIONS
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. The following terms when used hereinafter shall have the following meaning:
          (a) The term “Pledged Shares” means the Shares and any other stock (whether common, preferred or otherwise) or other securities of PRM, PRS Group, GIGI, Patriot RS and GIC in which Pledgors at any time have an interest, all whether now owned or at any time hereafter acquired.
          (b) The term “Obligations” means (i) the timely, full and complete payment by Borrowers when due of all amounts due under the Note, (ii) the timely, full and complete performance by Borrowers of all of their obligations, liabilities and indebtedness under the Loan Documents, and (iii) the timely, full and complete performance by Pledgors of all of their obligations under this Agreement.
          (c) The term “Event of Default”, as used in this Agreement, means (i) any Event of Default as defined in any of the Loan Documents, (ii) the nonperformance or breach by Pledgors of any provision of this Agreement, (iii) the nonperformance or breach by any of Borrowers of any provision of any of the Loan Documents, or (iv) the failure of the PRS Shares, GIGI Shares, Patriot RS Shares or GIC Shares to constitute at least 100% of the capital stock of, as applicable, PRS Group, GIGI, Patriot RS or GIC.
     2. Pledge.
          (a) As security for the payment and performance of the Obligations, Pledgors hereby pledge to Pledgee the Pledged Shares and grant Pledgee a first priority lien and security interest therein. Mariano, PRM, PRS Group and GIGI represent and warrant that they have previously delivered the original certificate(s) representing the Mariano PRM Shares, PRS Shares, GIGI Shares, Patriot RS Shares and GIC Shares, together with duly executed forms of assignment sufficient to transfer title thereto to Pledgee, to Quivira Capital, LLC (the “Agent”) pursuant to the terms of that certain Stock Pledge Agreement, dated as of March 30, 2006, by and between PRM, GIGI, PRS Group and Brooke Credit Corporation (the “2006 Agreement”). Upon execution of this Agreement, Pledgors shall deliver to Pledgee the original certificates representing the Mariano Trust PRM Shares and additional Mariano PRM Shares currently not held by the Agent, together with duly executed forms of assignment sufficient to transfer title thereto to Pledgee.
          (b) If, while this Agreement is in effect, Pledgors become entitled to receive or receive any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a dividend or a distribution and whether in connection with any merger, recapitalization, reorganization, or reclassification or otherwise), Pledgors shall accept such securities or other property on behalf of, and for the benefit of, Pledgee as additional security for the Obligations and shall promptly deliver such additional security to the Agent with respect to the securities of GIC and to Pledgee with respect to the securities of PRM, PRS Group, GIGI, or Patriot RS, together with duly executed forms of assignment, and such additional security shall be deemed for all purposes to be part of the Pledged Shares hereunder.
     3. Rights of Pledgee.
          (a) If any Event of Default occurs, then in addition to any other rights set forth herein, Pledgee shall have all the rights of a secured creditor at law or in equity and under the Uniform Commercial Code in effect at the time in the State of Delaware, including that Pledgee, at its sole option, may without demand of performance or other demand, advertisement or notice of any kind (except notice of the time and place of public or private sale, to the extent required by applicable law) to or upon Pledgors or any other person (all of which are, to the extent permitted by law, hereby expressly waived), immediately take any one or more of the following actions:
               (i) realize upon the Pledged Shares, or any part thereof, and retain ownership of such Pledged Shares, provided that Pledgee complies with all required regulatory approvals in connection therewith; or
               (ii) realize upon the Pledged Shares, or any part thereof, and sell or otherwise dispose of and deliver the Pledged Shares, or any part thereof or interest therein, in one or more lots and at such prices and on such terms as Pledgee may deem best, provided that Pledgee complies with all required regulatory approvals in connection therewith; or
               (iii) proceed by a suit at law or in equity to foreclose this Agreement and sell the Pledged Shares, or any portion thereof, under a judgment or decree of a court of competent jurisdiction; or
               (iv) proceed against Pledgors for money damages.
          (b) Should Pledgee choose to sell or otherwise dispose of the Pledged Shares following an Event of Default, the proceeds of any such disposition or other action by Pledgee shall be applied as follows:
               (i) first, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Shares or in any way relating to the rights of Pledgee hereunder, including reasonable attorneys’ fees and legal expenses;
               (ii) second, to the satisfaction of the Obligations;
               (iii) third, to the payment of any other amounts required by applicable law; and
               (iv) fourth, to Pledgors to the extent of any surplus proceeds.

     4. Transfers and Other Liens. Pledgors hereby represent and warrant to Pledgee that Pledgors have good and valid title to the Shares, free and clear of all liens, security interests and encumbrances (other than under this Agreement and, with respect to the GIC Shares, the 2006 Agreement) and that, so long as the Obligations are outstanding, the PRS Shares, GIGI Shares, Patriot RS Shares and GIC Shares shall constitute not less than 100% of the issued and outstanding capital stock of, as applicable, PRS Group, GIGI, Patriot RS, and GIC. Pledgors hereby agree that Pledgors will not:
          (a) sell, transfer, or otherwise dispose of, or grant any option with respect to, any of the Pledged Shares; or
          (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Shares, except for the security interest under this Agreement and the 2006 Agreement.
     5. Termination. Upon satisfaction of all the Obligations, including all costs and expenses of Pledgee as provided herein, this Agreement shall terminate, and Pledgee shall instruct the Agent to surrender the GIC Shares to GIGI together with all forms of assignment, and Pledgee shall surrender the other Pledged Shares to Pledgors with all forms of assignment.
     6. Voting Rights and Distributions.
          (a) So long as no Event of Default occurs, Pledgors shall be entitled to exercise any and all voting rights pertaining to the Pledged Shares and shall be entitled to receive and retain any distributions paid or distributed in respect of the Pledged Shares.
          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgors to exercise the voting rights or receive and retain distributions that they would otherwise be entitled to exercise or receive and retain shall cease, and all such rights shall thereupon automatically become vested in Pledgee, who shall thereupon have the sole right to exercise such voting rights and to receive and retain such distributions. To effectuate this, Pledgors shall execute the Proxy attached as Exhibit A hereto, which is fully incorporated herein, upon the execution of this Agreement. Pledgors shall execute and deliver (or cause to be executed and delivered) to Pledgee any other proxies or instruments as Pledgee may reasonably request for the purpose of enabling Pledgee to exercise the voting rights which it is entitled to exercise and to receive the distributions that it is entitled to receive and retain pursuant to the preceding sentence.
     7. Further Assurances. Pledgors agree that at any time and from time to time upon the written request of Pledgee, Pledgors shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement. Pledgors hereby authorize Pledgee to file all UCC financing statements necessary or desirable in order for Pledgee to perfect its security interest in the Pledged Shares.
     8. Amendments and Miscellaneous Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Pledgors and Pledgee.

     9. Severability. The provisions of this Agreement shall be deemed severable and the invalidity, illegality or unenforceability of any one or more of the provisions contained herein shall not affect, invalidate or render unenforceable any other provision of this Agreement.
     10. Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns. Pledgors shall not assign their rights under this Agreement without the prior written consent of Pledgee.
     11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.
     12. No Waiver; Cumulative Remedies. Pledgee shall not, by any act, delay, omission, or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of Pledgee, any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.
     13. Entire Agreement. This Agreement and the Loan Documents set forth all of the provisions, agreements, conditions, understandings, representations and warranties among the parties hereto with respect to the subject matter hereof, and supersede all prior agreements or understandings, written or oral, among the parties hereto, with respect to the matters set forth herein and therein.
     14. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile will be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also will deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart will not affect the validity, enforceability, or binding effect hereof.
     15. Waiver of Jury Trial. PLEDGORS AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RlGHTS TO A JURY TRlAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGORS AND PLEDGEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     16. Florida Regulatory Approval. Notwithstanding anything herein to the contrary, Pledgee acknowledges and agrees that Pledgee shall not be entitled to vote the GIC Shares, assert ownership or transfer ownership of the GIC Shares until it has complied with any applicable Florida law, including without limitation, filing a Form A and having it approved by the Florida Office of Insurance Regulation to the extent applicable.
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     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be executed as of the day and year first above written.

PLEDGORS:
/s/ Steven M. Mariano
Steven M. Mariano, individually

STEVEN M. MARIANO REVOCABLE TRUST
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	Trustee

PATRIOT RISK MANAGEMENT, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PRS GROUP, INC.
By:	/s/ Eric S. Dawson
	Name:	Eric S. Dawson
	Title:	Secretary

GUARANTEE INSURANCE GROUP, INC.
By:	/s/ Steven M. Mariano
	Name:	Steven M. Mariano
	Title:	President and Chief Executive Officer

PLEDGEE: ULLICO INC.
By:	/s/ James M. Paul
	Name:	James M. Paul
	Title:	Senior V.P., Chief Operating Officer

EXHIBIT A
IRREVOCABLE PROXY
     The undersigned, on behalf of himself individually (“Mariano”) and Steven M. Mariano Revocable Trust (“Mariano Trust”), pursuant to and subject to Ullico Inc., a Maryland corporation (“Ullico”), securing a loan to Patriot Risk Management, Inc. (formerly known as SunCoast Holdings, Inc.), a Delaware corporation and sole shareholder of PRS Group and GIGI (as each is defined herein) (“PRM”), PRS Group, Inc. (formerly known as Patriot Risk Management, Inc.), a Delaware corporation and sole shareholder of Patriot RS and Patriot FL (as each is defined herein) (“PRS Group”), Guarantee Insurance Group, Inc. (formerly known as Brandywine Insurance Holdings, Inc.), a Delaware corporation (“GIGI”), Patriot Risk Services, Inc., a Delaware corporation (“Patriot RS”), Patriot Risk Management of Florida, Inc., a Delaware corporation (“Patriot FL”), and SunCoast Capital, Inc., a Delaware corporation (collectively, the “Borrowers”), hereby nominates and appoints Ullico as its true and lawful attorney and proxy (the “Appointee”), with power of substitution to vote upon all of the shares of the undersigned in PRM, standing in the name of himself and Mariano Trust, as applicable, as of the date hereof or hereafter (the “Shares”) at any meetings of the shareholders of PRM upon the uncured default of any of the Borrowers on the aforementioned loan and subject to the terms and conditions of the Stock Pledge Agreement by and between the Borrowers and Ullico of even date herewith. The Appointee is to have all of the powers the undersigned would possess if present personally or otherwise duly represented at any such meetings. In addition, this Irrevocable Proxy entitles the Appointee to also execute any and all consents of shareholders of PRM executed in lieu of the holding of any such shareholder meetings.
     The undersigned hereby affirms that this Irrevocable Proxy is coupled with an interest sufficient under the laws of the State of Delaware to support an irrevocable proxy. Mariano and Mariano Trust hereby ratify and confirm all that the Appointee of this Irrevocable Proxy may lawfully do or cause to be done by virtue of this Irrevocable Proxy. Mariano and Mariano Trust acknowledge and agree that the irrevocable proxy granted to the Appointee by this Irrevocable Proxy shall not terminate by operation of law, whether by bankruptcy, insolvency or the occurrence of any other event.
     Mariano and Mariano Trust further acknowledge and agree that this Irrevocable Proxy relates to all voting rights with respect to the Shares and does not relate to any other rights incident to the ownership of the Shares (including, without limitation, the right of the undersigned to receive dividends and the right to receive the consideration from any sale of the Shares).
     This Irrevocable Proxy is governed by the laws of the State of Delaware without giving effect to any conflict of laws principles therein. Notwithstanding anything herein to the contrary, Appointee acknowledges and agrees that compliance with Florida law and regulatory approval from the Florida Office of Insurance Regulation (“OIR”) shall be required, to the extent applicable, prior to Appointee voting, asserting ownership of or transferring ownership of the Shares (including, without limitation, filing a Form A and having it approved by OIR, to the extent applicable).
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     THIS IRREVOCABLE PROXY WILL REMAIN IN FULL FORCE AND EFFECT AND BE ENFORCEABLE AGAINST ANY DONEE, TRANSFEREE OR ASSIGNEE OF THE SHARES UNTIL THE INTEREST WITH WHICH IT IS COUPLED IS EXTINGUISHED.

Dated:
Steven M. Mariano, on behalf of himself individually and as trustee of the Steven M. Mariano Revocable Trust